GSR DIGITAL ASSET TREASURY COMPANIES ETF
GSR CRYPTO CORE3 ETF

PROSPECTUS
February 17, 2026, as amended March 24, 2026

This prospectus describes the following Funds listed below (each a “Fund” and collectively, the ”Funds”) which are each authorized to offer one class of shares by this Prospectus.

Fund	Ticker	Principal U.S. Listing Exchange
GSR DIGITAL ASSET TREASURY COMPANIES ETF	DATZ	The Nasdaq Stock Market LLC
GSR CRYPTO CORE3 ETF	BESO	The Nasdaq Stock Market LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – GSR Digital Asset Treasury Companies ETF

Investment Objective

The GSR Digital Asset Treasury Companies ETF (the “Fund”) seeks to provide total return by investing in equity securities of companies that hold digital assets in their corporate treasury (“Digital Asset Treasury Companies”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	1.50%
Distribution (12b-1) and Service Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	1.50%
Waivers and Reimbursements(3)	(0.50)%
Total Annual Fund Operating Expenses	1.00%
(1) Under the Investment Advisory Agreement, Framework Digital Advisors LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
(2) Other Expenses are based on estimated amounts for the current fiscal year.
(3) The Adviser has contractually agreed to reduce fees and/or reimburse the Fund to the extent that Total Fund Operating Expenses exceed 1.00%. This agreement is in effect through March 31, 2027, and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to all expenses incurred by the Fund except interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, including, but not limited to, Acquired Fund Fees and Expenses. The waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This agreement shall terminate automatically upon the termination of the Investment Advisory Agreement with the Adviser.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years
GSR Digital Asset Treasury Companies ETF	$102	$425

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

Principal Investment Strategies

The Fund, under normal market conditions, will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies that hold digital assets in their corporate treasury (“Digital Asset Treasury Companies”). The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide total return through investments in equity securities issued by Digital Asset Treasury Companies. The Fund’s 80% policy is non-fundamental and may be changed by the Fund’s board of trustees without shareholder approval, but shareholders will be given at least 60 days’ advance notice of any change to the Fund’s 80% policy.

For purposes of the Fund’s 80% policy, the Adviser defines a Digital Asset Treasury Company as any company that meets one of the following quantitative factors:

Quantitative Factors:

1.Generally maintains 15% or more of its assets in digital assets or digital asset-linked financial instruments; or

2.Generally derives 15% or more of its income from digital assets or digital asset-linked financial instruments.

The Adviser will also consider one or more of the following qualitative factors for Digital Asset Treasury companies in the event a Digital Asset Treasury company does not meet one of the quantitative factors listed above:

Qualitative Factors:

1.    Board-Approved Mandated/Approved and/or C-Level Management Adopted: A formal corporate policy to hold digital assets as "permanent capital."
2.    Professional Infrastructure: Use of institutional-grade custody and controlled movement of funds (segregation of duties, hardware-backed keys).
3.    Governance & Reporting (FASB/ASU 2023-08): Following the 2025 accounting shifts, companies must now report digital assets at fair value each period. Adherence to these strict disclosure rules—including auditable evidence of "key ceremonies."

The Adviser will look to publicly available information such as financials, press releases, registration statements, and other information released to the public by the issuers to determine a company’s eligibility as a Digital Asset Treasury Company.

The Fund is actively managed and allocates its assets among equity securities (i.e., all securities that are not debt securities, including common and preferred stock) of Digital Asset Treasury Companies based on the Adviser’s proprietary assessment of prevailing market conditions. The Fund does not have a minimum market capitalization requirement. Under current market conditions, the Fund expects to hold positions in approximately 5 to 10 issuers. However, this may change based on market conditions, and the Fund expects this number to grow over time. In addition, under current market conditions, the Fund will invest primarily in the securities of companies with their principal place of business in the United States. However, the Fund may invest in securities of any Digital Asset Treasury

Company whether their principal place of business is within or outside of the United States, and may invest in exchange-traded funds that provide exposure to Digital Asset Treasury Companies.

The Fund may invest in private investments in public equity (“PIPEs”) issuances of Digital Asset Treasury Companies, subject to the 15% limitation on illiquid investments under the Investment Company Act of 1940, as amended (the “1940 Act”). PIPEs are privately negotiated transactions in which accredited investors, such as institutions or funds, purchase equity securities directly from a publicly traded company, typically at a discount to the market price. These transactions often provide issuers with a means to raise capital more quickly and with fewer regulatory requirements than a traditional public offering. Securities purchased in PIPE transactions may be subject to restrictions on resale and may be less liquid than securities purchased in the public markets.

The Fund may also invest in initial public offerings (“IPOs”) of Digital Asset Treasury Companies, special purpose acquisition companies (“SPACs”) that merge with or are seeking to merge with Digital Asset Treasury Companies, and securities of Digital Asset Treasury Companies that are penny-stocks.

The Fund may invest in cash equivalents and short-term U.S. government securities for investment or liquidity purposes.

The Fund will not invest directly in digital assets such as Bitcoin, Ether, or other cryptocurrencies. The Fund’s criteria for determining whether an issuer is a Digital Asset Treasury Company is not necessarily intended to provide exposure to the price performance of any specific digital asset, and the performance of the Fund will not correlate directly with the price of digital assets.

The Fund will be concentrated (i.e., hold 25% or more of its total assets) in investments that provide exposure to the industry or group of industries that comprise the Digital Asset Treasury Companies industry (as defined by the Advisor). As of the date of this Prospectus, the Fund will be concentrated (i.e., hold 25% or more of its total assets) in investments that provide exposure to the Software & Services group of industries. However, the Fund’s portfolio composition can fluctuate and the Software & Services group of industries may not always make up more than 25% of the Fund’s total assets.

The Fund is classified as “non-diversified” under the 1940 Act.

Ethereum History

ETH is a digital asset created, issued, and transferred through the operation of the Ethereum Network, a decentralized, peer-to-peer blockchain network maintained by a distributed set of independent validators. No single entity owns or operates the Ethereum Network. Transactions in ETH are recorded on a public, distributed ledger known as the Ethereum blockchain. ETH may be transferred between users or exchanged for fiat currencies on digital asset trading platforms or through peer-to-peer transactions at market-determined prices.

The Ethereum Network supports smart contracts, which are programs deployed on the blockchain that automatically execute transactions or other instructions when specified conditions are met. Execution of transactions and smart contracts requires payment of network fees denominated in ETH.

The Ethereum Network operates under a proof-of-stake consensus mechanism. Validators stake ETH to participate in transaction validation and block production and may receive rewards for performing these functions. Validators are subject to penalties, including the forfeiture of a portion of staked ETH, for certain forms of misbehavior or failure to comply with protocol rules. Any malicious activity, such as disagreeing with the eventual consensus or otherwise violating protocol rules, results in the forfeiture or “slashing” of a portion of the staked coins. The Ethereum Network transitioned from a proof-of-work to a proof-of-stake consensus mechanism in September 2022.

The Ethereum protocol is maintained through open-source software development and community governance. Changes to the protocol are proposed by developers and adopted only if accepted by a sufficient number of network participants. In some circumstances, disagreements among participants may result in changes to the protocol or the creation of separate blockchain networks operating under different rules, commonly referred to as “forks,” which may affect the market value of ETH.

ETH does not have a fixed maximum supply. Issuance and supply dynamics are determined by protocol-level rules, including validator rewards and mechanisms that permanently remove a portion of transaction fees from circulation. Changes to network usage, issuance parameters, or protocol rules may affect the supply, demand, and market value of ETH.

Bitcoin History
Bitcoin (“BTC”) is a digital asset created, issued, and transferred through the operation of the Bitcoin Network, a decentralized, peer-to-peer blockchain network maintained by a distributed set of independent participants. No single entity owns or operates the Bitcoin Network. Transactions in BTC are recorded on a public, distributed ledger known as the Bitcoin blockchain. BTC may be transferred between users or exchanged for fiat currencies on digital asset trading platforms or through peer-to-peer transactions at market-determined prices.
The Bitcoin Network is designed primarily to enable the transfer and storage of value. Unlike some other blockchain networks, the Bitcoin Network does not natively support complex smart contracts or decentralized applications. Transactions on the Bitcoin Network require payment of transaction fees denominated in BTC.
The Bitcoin Network operates under a proof-of-work consensus mechanism. Under this mechanism, network participants known as “miners” use specialized computing hardware to compete to validate transactions and add new blocks to the blockchain. Miners are rewarded with newly issued BTC and transaction fees for successfully validating blocks. The proof-of-work process requires substantial computational resources and energy consumption.
BTC has a fixed maximum supply of 21 million coins. New BTC is issued as block rewards to miners pursuant to protocol-level rules, with the issuance rate programmed to decline over time through periodic events commonly referred to as “halvings.” Once the maximum supply is reached, no new BTC will be issued, and miners are expected to be compensated solely through transaction fees. Changes in mining economics, network participation, or transaction demand may affect the security, operation, and market value of BTC.
The Bitcoin protocol is maintained through open-source software development. Changes to the protocol are proposed by developers and adopted only if accepted by a sufficient number of network participants. In some circumstances, disagreements among participants may result in changes to the protocol or the creation of separate blockchain networks operating under different rules, commonly referred to as “forks,” which may affect the market value of BTC.
Principal Risks of Investing in the Fund

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any government agency. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund’s Investments.” Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.

Digital Asset Treasury Companies Risk. Digital Asset Treasury Companies face unique risks as a result of holding digital assets in their corporate treasury. The speculative perception of digital assets may overshadow the fundamentals of such companies, leading to exaggerated price movements based on market sentiment, hype, or fear. Such companies may face criticism for adopting a digital asset treasury strategy, particularly during periods of declining digital asset prices, potentially harming their reputation and stock value. Companies may also face scrutiny or reputational damage for associating with digital assets, which some stakeholders view as controversial due to concerns such as environmental impact, use in illicit activities, or lack of regulatory clarity. Companies with significant international operations may face challenges if jurisdictions impose restrictions on the use, trade, or holding of digital assets. Companies holding digital assets may face accounting challenges, such as recording impairment losses when digital asset prices decline, even if the holdings are not sold. This can distort reported financial performance metrics. The value of the Fund’s investments in instruments that provide exposure to Digital Asset Treasury Companies—and therefore the value of an investment in the Fund—could decline significantly and without warning. The value of the Fund’s investments will not necessarily correlate directly with the price performance of any specific digital asset because Digital Asset Treasury Companies typically engage in other businesses unrelated to digital assets and may derive a larger portion of their revenues from sources unrelated to their digital asset holdings. Certain Digital Asset Treasury Companies in which the Fund may invest may engage in staking or similar activities with respect to their digital asset holdings, which may subject such companies to additional operational, regulatory, technological, and liquidity risks.

Digital Asset Treasury Companies are often (but not always) newer companies with less experienced management, limited operating histories with less financial information than well established issuers. Many such companies have limited or no operating revenues independent of their digital asset holdings and may rely on external financing to fund operations, service debt, acquire additional digital assets, or meet liquidity needs. As a result, these companies may be particularly sensitive to changes in interest rates, credit market conditions, and investor risk appetite. Rising funding costs, constrained access to capital, or adverse market conditions may materially and adversely affect their financial condition and the value of the Fund’s investments.

The market price of securities issued by Digital Asset Treasury Companies may trade at a discount or premium relative to the value of the digital assets held on their balance sheets, net of liabilities. In certain circumstances, a company’s market capitalization may be less than the implied net asset value of its digital asset holdings, which may limit the company’s ability to raise capital on favorable terms. To the extent a Digital Asset Treasury Company seeks to raise additional capital through the issuance of equity securities, convertible instruments, or other financings, such issuances may be dilutive to existing shareholders and may adversely affect the market price of the company’s securities. Similarly, the sale or encumbrance of digital asset holdings to fund operations or repay obligations could adversely affect a company’s financial condition. Digital Asset Treasury Companies that are large holders of a particular digital asset may, by virtue of the size or concentration of their holdings, influence the liquidity, supply-demand dynamics, or price volatility of that digital asset. Actual or perceived sales, purchases, transfers, or pledges of digital assets by such companies may contribute to increased market volatility or negatively affect market prices. In stressed market conditions, a company’s efforts to liquidate or rebalance a large digital asset position may exacerbate price declines or result in unfavorable execution prices, which could further impair the company’s financial condition and the value of the Fund’s investment.

Although some larger capitalization companies qualify as Digital Asset Treasury Companies, Digital Asset Treasury Companies also include companies that have small- or micro-capitalizations, and their securities may qualify as Penny Stocks, may be issued in IPOs, or may be the result of a merger with a SPAC (as defined below). If you are not prepared to accept significant and unexpected changes in the value of the Fund, you should not invest in the Fund.

Digital assets are assets that are created, issued, transferred, and stored using distributed ledger or blockchain technology or other cryptographic methods. Digital assets may include cryptocurrencies, digital tokens, stablecoins, and other blockchain-based instruments, and may be native to a particular blockchain network or issued by an entity using a blockchain or similar technology. Digital assets are typically recorded on a decentralized or distributed ledger and may be transferred directly between parties without the involvement of traditional financial intermediaries. The types of digital assets held by such companies may vary over time and across issuers and are determined by each company’s investment objectives, risk tolerance, liquidity needs, and regulatory considerations.

Digital assets held by Digital Asset Treasury Companies may include:

Bitcoin, which is commonly held as a long-term store of value or treasury reserve asset due to its fixed supply, established network, and market liquidity.

Ethereum and other smart-contract platform assets, which may be held to support participation in blockchain-based networks, decentralized applications, or related ecosystem activity.

Other digital assets, including alternative cryptocurrencies or tokens, which may be held opportunistically or in connection with a company’s broader digital-asset strategy.

Bitcoin Risk. Bitcoin is a decentralized digital asset that is not issued or guaranteed by any government or central authority. The value of Bitcoin is highly volatile and subject to rapid and substantial price fluctuations driven by market sentiment, macroeconomic conditions, liquidity constraints, regulatory developments, technological changes, and other factors. Bitcoin markets may be less liquid and more fragmented than traditional securities markets, and trading venues for Bitcoin are generally subject to less regulation and oversight than U.S. securities exchanges. In addition, Bitcoin is subject to risks related to forks, changes to the Bitcoin protocol, cybersecurity incidents, or attacks on the Bitcoin network, any of which could adversely affect its functionality, adoption, or value. Companies that hold Bitcoin may experience significant volatility in their financial condition and market valuation, which may adversely affect the Fund’s investments.

Ether Risk. Ethereum is a decentralized blockchain platform that supports smart contracts and decentralized applications and operates using a proof-of-stake consensus mechanism. The value of Ether, the native digital asset of the Ethereum network, is highly volatile and may be affected by factors including network usage, transaction fees, technological upgrades, competition from other blockchain platforms, regulatory developments, and market sentiment. The Ethereum network is subject to risks associated with protocol changes, software bugs, network congestion, validator concentration, or failures related to staking mechanisms. In addition, changes to the Ethereum protocol or economic incentives for validators and stakers may have unintended consequences that adversely affect network performance or the value of Ether. Companies that hold Ether may be exposed to both market volatility and operational risks related to network participation.

Because the Fund invests in securities of Digital Asset Treasury Companies rather than directly in digital assets, the Fund is exposed to both the risks associated with Bitcoin, Ethereum, and other digital assets and the business, operational, financial, and regulatory risks specific to such companies. Adverse developments affecting Bitcoin or Ethereum may materially and adversely affect the value of the Fund’s investments.

Digital Asset Treasury Companies in which the Fund invests may participate in staking programs with respect to some or all of their digital asset holdings. Staking generally involves committing digital assets to a blockchain network or protocol in order to support network operations, such as transaction validation or network security, in return for rewards that may be paid in additional digital assets. Staking activities expose such companies, and indirectly the Fund, to a number of risks, such as liquidity and lock-up, slashing of digital assets and other penalties associated with staking, operational and technology risk, custody and control risk, and validator and other service provider risk. The Fund does not directly control the staking decisions or operational practices of Digital Asset Treasury Companies and may have limited visibility into the specific staking arrangements, counterparties, or protocols utilized. As a result, adverse developments related to staking activities may materially and adversely affect the value of the Fund’s investment in such companies.

Digital Assets Risk. The performance of Digital Asset Treasury companies, and consequently the Fund’s performance, is subject to the risks of the digital assets and crypto currency markets. The trading prices of many digital assets/cryptocurrency have experienced extreme volatility in recent periods and may continue to do so. Extreme volatility in the future could have a material adverse effect on the value of the Fund’s shares (“Shares”) and the Shares could lose all or substantially all of their value. The value of the Shares is subject to a number of factors relating to the fundamental investment characteristics of Digital Asset Treasury companies, which, in turn, is subject to the fundamental investment characteristics of digital assets generally, including the fact that digital assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies. Digital assets represent a new and rapidly evolving industry, and the value of the Shares depends on the acceptance of digital assets. Changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

Cryptocurrencies, such as BTC and ETH, are a subset of digital assets designed to act as a medium of exchange. Despite being referred to as “currencies,” crypto assets are not widely accepted as a means of payment, are not backed by any government or central bank, and are not legal tender. The value of digital assets is determined by supply and demand in the global markets, which consist primarily of transactions of the respective digital assets on electronic trading platforms or trading venues. Unlike the exchanges for more traditional assets, the regulation of digital asset trading platforms is highly fragmented. Due to the fragmentation and lack of oversight of these trading venues, there is a heightened potential for fraud and manipulation. Regulation in the U.S. is still developing.

Equity Securities Risk. Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.

Private Investments in Public Equity (“PIPEs”) Risk. Investments in PIPEs are subject to numerous risks. Securities acquired in PIPE transactions are typically restricted securities that are not registered with the Securities and Exchange Commission (“SEC”) and may be subject to contractual restrictions on resale. PIPEs are often issued where a company may not have access to traditional financing, for example, because its performance is poor or capitalization is too small. As a result, PIPE securities may be less liquid and more difficult to value than securities purchased in the public markets. The Fund may not be able to sell PIPE securities at the desired time or price, which could adversely affect the Fund’s performance. In addition, issuers may offer PIPE securities at a discount to the prevailing market price, but there is no assurance that the market price of such securities will appreciate or that the discount will result in a favorable return for the Fund. Issuers of PIPE securities may also be financially distressed or have limited operating histories, which may increase the risk of loss.

Special Purpose Acquisition Companies ("SPACs") Risk. The Fund may invest in stock of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Initial Public Offerings ("IPO") Risk. The Fund may invest in companies that have recently completed an initial public offering (“IPO”). IPO issuers often have limited operating histories, may be subject to greater price volatility, and typically have less publicly available information than more established companies. Securities of IPO issuers may experience significant price declines after the initial offering period, including when lock-up agreements expire and additional shares become eligible for sale. There can be no assurance that the Fund will be able to purchase IPO securities at favorable prices or that such securities will perform as expected.

Penny Stock Risk. The Fund may invest in penny stock companies, which are generally smaller companies whose securities trade at relatively low prices. Penny stocks are often subject to greater price volatility, lower liquidity, and wider bid-ask spreads than securities of larger, more established companies. Penny stock issuers may have limited financial resources, less experienced management, and reduced access to capital markets. Investments in penny stocks may be speculative and involve a greater risk of loss.

Micro-Capitalization Company Risk. Micro-capitalization companies involve a higher degree of risk than small- or mid-capitalization companies. Micro-capitalization companies, including many IPO issuers, SPACs, and penny stock companies often have very limited operating histories, narrow product lines, limited financial and personnel resources, and reduced access to capital markets. These companies may be more susceptible to business setbacks, regulatory developments, and adverse market conditions. Micro-capitalization companies are less liquid and may trade in lower volumes and may be more difficult to value and sell than securities of larger companies, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. As a result, these securities may experience greater volatility and declines in value.

Small- and Mid-Capitalization Companies Risk. The Fund may invest in securities of small- and/or mid-capitalization companies. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Large Capitalization Companies Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value.

Digital Asset Technology and Mining Risk. While the Fund will not directly invest in digital assets, it will be subject to the risks associated with digital assets by virtue of its investments in equity securities of Digital Asset Treasury Companies. Investing in digital assets exposes investors (and, in turn, Digital Asset Treasury Companies and their shareholders) to significant risks that are not typically present in other investments. These risks include the uncertainty surrounding evolving technologies, limited evaluation due to the relatively short trading and adoption history of many digital assets, and the potential decline in adoption and value over the long term. The extreme volatility of digital asset prices is also a risk factor. Regulatory uncertainties, such as potential government interventions and conflicting regulations across jurisdictions, can impact the demand for digital assets and restrict their usage. Additionally, risks associated with the sale or transfer of newly issued or mined digital assets, reliance on digital asset trading platforms, competition among alternative digital assets, modifications to underlying blockchain networks, and intellectual property claims pose further challenges to digital asset-linked investments.

Companies engaged in digital asset mining are particularly susceptible to operational and financial risk caused by cyberattacks, hacking, malware, and other types of unauthorized access that could affect the company’s mining equipment, digital asset inventory, and other mining rewards, all of which may adversely affect the mining company’s profitability. Environmental concerns and related government regulations and restrictions have, and may again in the future, target digital asset mining companies.

Concentration Risk. The Fund will concentrate in the securities of a particular industry or group of industries. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Software Company Risk. Investing in companies engaged in the software business may expose the Fund to specific risks related to all companies engaged in the software business. Such companies can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. These companies are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many software companies , and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Information Technology Company Risk. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, information technology companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser and/or Sub-Adviser makes for the Fund. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, that may not operate as intended or produce the desired result. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. This risk is especially heightened for Digital Asset Treasury Companies, particularly with regard to custody of the digital assets held by such companies, which are bearer instruments and can be used by anyone in possession of them. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Liquidity Risk. The Fund may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.

Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their NAV, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Adviser Risk. The Adviser is a new entity formed in 2025 and, as an entity, has not previously managed a registered investment company. As such, the Adviser has no operating history or performance track record and may not achieve the intended result in managing the Fund.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Tax Risk. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxes” in the Statement of Additional Information for more information.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

ETF Risks. The Fund is an exchange-traded fund, and, as a result of an ETF’s structure, it is exposed to the following risks:

•    Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to

NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•    Cash Redemption Risk. Although the Fund intends for most redemptions to be in-kind, it may be required from time to time to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•    Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•    Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•    Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

Performance History

As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund, including its current NAV per share, is available by calling toll-free (888) 999-5958.

Investment Adviser

Framework Digital Advisors LLC (the “Adviser”) is the investment adviser to the Fund.

Tuttle Capital Management, LLC (the “Sub-Adviser”) is the investment adviser to the Fund.

Portfolio Managers

Adviser’s Portfolio Manager: Louis Camhi, owner and Chief Investment Officer of the Adviser, has served as the Fund’s portfolio manager since its inception in 2026.

Sub-Adviser’s Portfolio Manager: Matthew Tuttle, Chief Executive Officer of the Sub-Adviser, has served as the Fund’s portfolio manager since its inception in 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on NASDAQ (the “Exchange”). The price of the Fund’s shares is based on market price, and because ETF shares trade at market prices rather than NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.frameworkdigital.io.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals generally will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – GSR Crypto Core3 ETF

Investment Objectives

The GSR Crypto Core3 ETF (the “Fund”) seeks capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	1.00%
Distribution (12b-1) and Service Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	1.00%
(1)Under the Investment Advisory Agreement, Framework Digital Advisors LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
(2)Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years
GSR Crypto Core3 ETF	$102	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

Principal Investment Strategies

The Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in three of the most established (or "core") crypto currencies—Bitcoin (“BTC”), Ethereum (“ETH”), and Solana (“SOL”) (collectively, the “Reference Assets”), either directly (through a Cayman subsidiary, as described below) or through exchange-traded funds (“ETFs”) and exchange-traded products (“ETPs”), including non-U.S. exchange-traded products (“non-US ETPs”), which invest directly in, provide exposure to, replicate the performance of, or have trading and/or price performance characteristics similar to a Reference Asset (all such ETFs, ETPs and non-US ETPs, “Reference ETFs”).

The Fund seeks to achieve its investment objective under normal market conditions by providing a strategically allocated exposure to each of the three Reference Assets, and staking its holdings in ETH and SOL, subject to liquidity requirements. The Fund’s allocation among the Reference Assets may vary within predetermined bands based on a proprietary allocation framework (as described below), ranging between 0-60% of the Fund’s portfolio.

The Fund will initially only gain exposure to the Reference Assets through investments in the Reference ETFs. However, to the extent the Fund seeks direct exposure to the Reference Assets, it will do so through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “GSR Crypto Core3 Subsidiary”). The GSR Crypto Core3 Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions, except that it will invest directly in ETH and SOL, to facilitate staking, and BTC, whereas the Fund will not invest directly in BTC, ETH or SOL, or any other crypto currency.

The Fund will consolidate the holdings of the GSR Crypto Core3 Subsidiary for purposes of compliance with the Investment Company Act of 1940 (the “1940 Act”), including (but not limited to) fundamental investment restrictions, its 80% test noted above, and limitations on leverage. The GSR Crypto Core3 Subsidiary is wholly owned and controlled by the Fund and its only purpose is to be an investment conduit of the Fund to enable the Fund to qualify as a regulated investment company within the meaning of Regulation M of the IRS Code (as explained in further detail below). Accordingly, any references to the "Fund" also include the "GSR Crypto Core3 Subsidiary," as the context may require.
To the extent the Fund invests in one or more of the Reference Assets directly (via its GSR Crypto Core3 Subsidiary, the Fund will still invest directly (and not through the GSR Crypto Core3 Subsidiary) at least 40% of its assets in investment securities, including shares of Reference ETFs, reverse repurchase agreements and government securities, consistent with its status as an investment company under the 1940 Act. To the extent the Fund invests in Reference ETFs to gain exposure to ETH and SOL, it will generally seek to invest in Reference ETFs that engage in staking of ETH and SOL, respectively. The Reference ETFs in which the Fund will invest are generally not registered under the 1940 Act but their securities are generally registered under the Securities Act of 1933 (except for the non-U.S. ETPs in which the Fund invests). Direct exposure to BTC, ETH and SOL is obtained through the Cayman Subsidiary. The Fund seeks to capture the potential benefits of both price appreciation and, where applicable, staking yield. ETPs are not registered under the 1940 Act and an investor in an ETP does not have the protections afforded under the 1940 Act. The Fund allocates its assets among the Reference Assets pursuant to a proprietary allocation methodology. The Fund’s portfolio holdings will be adjusted on a periodic basis in accordance with its allocation methodology, including when the weight of a Reference Asset falls outside its prescribed allocation range. Under normal market conditions, each Reference Asset may represent between 0% and 60% of the Fund’s portfolio. Subject to the 40% limitation discussed above, the Fund will allocate the remaining 60% of its portfolio holdings between Reference ETFs and spot BTC, ETH, and SOL, based on the Adviser’s assessment of market conditions (e.g., liquidity, volume, volatility), price efficiencies, and other considerations, including (but not limited to) fund operational economics, such as trading and custody fees and expenses. The Fund will allocate portfolio assets to one or more of the following Reference ETFs at any one time, although this list may change over time:

Reference ETF	Ticker	Principal Exchange
iShares Bitcoin Trust ETF	IBIT	Nasdaq
Grayscale Bitcoin Mini Trust ETF	BTC	NYSE
Fidelity Wise Origin Bitcoin Fund	FBTC	Cboe BZX
Bitwise Bitcoin ETF Trust	BITB	NYSE Arca
iShares Ethereum Trust ETF	ETHA	Nasdaq
Grayscale Ethereum Trust	ETHE	NYSE Arca
Grayscale Ethereum Mini Trust	ETH	NYSE Arca
Fidelity Ethereum Fund	FETH	NYSE Arca
VanEck Ethereum ETF	ETHV	Cboe BZX
Franklin Ethereum ETF	EZET	Cboe BZX
Invesco Galaxy Ethereum ETF	QETH	Cboe BZX
21Shares Ethereum ETF	TETH	Cboe BZX
Bitwise Ethereum ETF	ETHW	NYSE Arca
CI Galaxy Ethereum ETF	ETHX-B.TO	TSX
Purpose Ether ETF	ETHH.TO	TSX
Evolve Ether ETF	ETHR.TO	TSX
Global X Ethereum ETP	ETOX	Xetra/SIX/Euronext
21Shares Ethereum ETP	AETH	Xetra/SIX
WisdomTree Physical Ethereum ETP	WETH	Xetra/Euronext/SIX
Global X 21Shares Ethereum ETF	EETH	ASX
Bitwise Solana Staking ETF	BSOL	NYSE
Grayscale Solana Staking ETF	GSOL	NYSE
Canary Marinade Solana ETF	SOLC	Nasdaq
Fidelity Solana ETF	FSOL	NYSE
VanEck Solana ETF	VSOL	Nasdaq
To the extent ETH or SOL are held directly by the GSR Crypto Core3 Subsidiary, the Adviser may direct the Fund’s (and the GSR Crypto Core3 Subsidiary's) custodian (the “Crypto Custodian”) to stake such assets through unaffiliated third-party validators. Staked assets will remain in the possession and control of the Crypto Custodian. Staking rewards earned by the Fund will be paid in the underlying digital asset and accrue to the Fund, net of fees charged by the Crypto Custodian and validators. Generally, staking means that the holder of the Reference Asset will agree to lock up the Reference Asset for it to be used in the Ethereum network’s proof-of-stake validation process or the Solana network's delegated proof-of-stake process. In return, the holder will receive staking rewards in the form of the Reference Asset, which represent portions of the network’s transaction fees. The Fund will direct its Crypto Custodian to delegate an amount, as determined by the Adviser, of its Reference Assets holdings to a validator or validators. The Fund seeks to stake all its SOL and ETH holdings, subject to the Adviser managing the Fund’s liquidity profile such that no more than 15% of the Fund’s net assets are deemed to be illiquid. Therefore, because the current unbonding period for staked ETH is anywhere from 5 to 10 days under average conditions and may extend to several weeks during periods of elevated exit demand, the Fund may be constrained in the amount of ETH it may stake. In late 2025 and early 2026, estimated unstaking timelines increased to 1 to 3 weeks, depending on Ethereum Network conditions (but can also be longer or shorter), the Adviser anticipates under current conditions that a significant amount of the Fund’s assets that are invested directly in ETH will be staked. The unbonding period for SOL is generally 2 to 3 days, which means the Fund will be able to stake a greater percentage of its SOL holdings than its ETH holdings. The Fund may direct the Crypto Custodian to use a particular validator or validators to stake its Reference Asset holdings, but the staked Reference Assets will remain in the possession and control of the Crypto Custodian. Rewards, which will be paid in the Reference Asset and subject to any bonding or lock-up period, may be earned in connection with staking the Reference Asset. The Fund will pay the Crypto Custodian and validator or validators a fee for staking the Reference Asset. The Adviser, however, will take no portion of the rewards received from staking and will pass all rewards, minus any fees paid to the Crypto Custodian and validator or validators, to the Fund.

The Fund manages its portfolio such that no more than 15% of net assets are considered illiquid, consistent with Rule 22e-4 under the 1940 Act, and all staking activities engaged in by the Fund are subject to this limitation. The Fund may hold cash, cash equivalents, U.S. government securities, and other high-quality short-term instruments for liquidity or cash management purposes. The Fund may also engage in repurchase or reverse repurchase agreements and other investment techniques permitted under the 1940 Act for leveraging purposes and to seek to maintain its tax status as a Regulated Investment Company under Subchapter M of the Internal Revenue Code. The Fund is classified as “non-diversified” under the 1940 Act.

Ethereum History

ETH is a digital asset created, issued, and transferred through the operation of the Ethereum Network, a decentralized, peer-to-peer blockchain network maintained by a distributed set of independent validators. No single entity owns or operates the Ethereum Network. Transactions in ETH are recorded on a public, distributed ledger known as the Ethereum blockchain. ETH may be transferred between users or exchanged for fiat currencies on digital asset trading platforms or through peer-to-peer transactions at market-determined prices.

The Ethereum Network supports smart contracts, which are programs deployed on the blockchain that automatically execute transactions or other instructions when specified conditions are met. Execution of transactions and smart contracts requires payment of network fees denominated in ETH.

The Ethereum Network operates under a proof-of-stake consensus mechanism. Validators stake ETH to participate in transaction validation and block production and may receive rewards for performing these functions. Validators are subject to penalties, including the forfeiture of a portion of staked ETH, for certain forms of misbehavior or failure to comply with protocol rules. Any malicious activity, such as disagreeing with the eventual consensus or otherwise violating protocol rules, results in the forfeiture or “slashing” of a portion of the staked coins. The Ethereum Network transitioned from a proof-of-work to a proof-of-stake consensus mechanism in September 2022.

The Ethereum protocol is maintained through open-source software development and community governance. Changes to the protocol are proposed by developers and adopted only if accepted by a sufficient number of network participants. In some circumstances, disagreements among participants may result in changes to the protocol or the creation of separate blockchain networks operating under different rules, commonly referred to as “forks,” which may affect the market value of ETH.

ETH does not have a fixed maximum supply. Issuance and supply dynamics are determined by protocol-level rules, including validator rewards and mechanisms that permanently remove a portion of transaction fees from circulation. Changes to network usage, issuance parameters, or protocol rules may affect the supply, demand, and market value of ETH.

Solana History
SOL is a digital asset created, issued, and transferred through the operation of the Solana Network, a decentralized blockchain network maintained by a distributed set of independent validators. No single entity owns or operates the Solana Network. Transactions in SOL are recorded on a public, distributed ledger known as the Solana blockchain. SOL is used to pay transaction and smart-contract execution fees on the Solana Network and may be transferred between users or exchanged for fiat currencies on digital asset trading platforms or through peer-to-peer transactions at market-determined prices.
The Solana Network supports smart contracts, which are programs deployed on the blockchain that automatically execute transactions or other instructions when specified conditions are met. Execution of transactions and smart contracts requires payment of fees denominated in SOL.
The Solana protocol uses a delegated proof-of-stake consensus mechanism in combination with a Proof-of-History (“PoH”) process, which provides a cryptographically verifiable ordering of transactions over time. Validators stake SOL to participate in transaction validation and block production and may receive rewards for participating in network validation.
Development of the Solana ecosystem has historically been supported by Solana Labs, Inc. and the Solana Foundation; however, the Solana Network operates on an open-source, decentralized basis and does not require the involvement of governmental authorities or traditional financial intermediaries to validate transactions.
SOL does not have a fixed maximum supply. New SOL is issued primarily as staking rewards pursuant to protocol-level rules, with the inflation rate designed to decline over time to a long-term target level. A portion of transaction fees is permanently removed from circulation through a burning mechanism, which partially offsets new issuance. As of early 2025, approximately 490 million SOL were in circulation, out of a total issued supply of approximately 594 million SOL.
Bitcoin History
Bitcoin (“BTC”) is a digital asset created, issued, and transferred through the operation of the Bitcoin Network, a decentralized, peer-to-peer blockchain network maintained by a distributed set of independent participants. No single entity owns or operates the Bitcoin Network. Transactions in BTC are recorded on a public, distributed ledger known as the Bitcoin blockchain. BTC may be transferred between users or exchanged for fiat currencies on digital asset trading platforms or through peer-to-peer transactions at market-determined prices.
The Bitcoin Network is designed primarily to enable the transfer and storage of value. Unlike some other blockchain networks, the Bitcoin Network does not natively support complex smart contracts or decentralized applications. Transactions on the Bitcoin Network require payment of transaction fees denominated in BTC.
The Bitcoin Network operates under a proof-of-work consensus mechanism. Under this mechanism, network participants known as “miners” use specialized computing hardware to compete to validate transactions and add new blocks to the blockchain. Miners are rewarded with newly issued BTC and transaction fees for successfully validating blocks. The proof-of-work process requires substantial computational resources and energy consumption.
BTC has a fixed maximum supply of 21 million coins. New BTC is issued as block rewards to miners pursuant to protocol-level rules, with the issuance rate programmed to decline over time through periodic events commonly referred to as “halvings.” Once the maximum supply is reached, no new BTC will be issued, and miners are expected to be compensated solely through transaction fees. Changes in mining economics, network participation, or transaction demand may affect the security, operation, and market value of BTC.
The Bitcoin protocol is maintained through open-source software development. Changes to the protocol are proposed by developers and adopted only if accepted by a sufficient number of network participants. In some circumstances, disagreements among participants may result in changes to the protocol or the creation of separate blockchain networks operating under different rules, commonly referred to as “forks,” which may affect the market value of BTC.
Principal Risks of Investing in the Fund

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any government agency. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund’s Investments.” Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.

Crypto Currency Risk (Reference Assets). The Reference Assets are relatively new innovations and are subject to unique and substantial risks. Crypto currencies are a subset of digital assets, representing blockchain-based tokens that function primarily as mediums of exchange, stores of value, or units of account, whereas digital assets more broadly include any electronically represented asset with economic value, such as tokens, stablecoins, and other distributed-ledger-based instruments. The markets for the Reference Assets are subject to rapid price swings, changes, and uncertainty. A significant portion of the demand for the Reference Assets may be the result of speculation. Such speculation regarding the potential future appreciation of the price of the Reference Assets may artificially inflate or deflate prices and increase volatility. The further development of the Bitcoin, Ethereum, and Solana networks, and the acceptance and use of the Reference Assets, are subject to a variety of factors that are difficult to evaluate. The slowing, stopping, or reversing of the development of these networks or the acceptance of the Reference Assets may adversely affect price and liquidity. Each Reference Asset is subject to the risk of fraud, theft, manipulation, security failures, operational disruptions, or other problems that impact trading platforms. In proof-of-stake networks applicable to certain Reference Assets (e.g., Ethereum and Solana), if a coordinated group of validators were to gain control of a substantial portion of staked assets, they could execute attacks, manipulate transactions, or halt payments. A significant portion of the Reference Assets may be held by a small number of holders sometimes referred to as “whales,” and transactions by these holders may influence price.

The Reference Assets generally trade on trading platforms that support trading in a variety of crypto assets, and such platforms may be operating out of compliance with applicable regulations. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, trading venues for the Reference Assets are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote the Reference Assets in a way that artificially increases prices). Investors may be more exposed to the risk of theft, fraud, and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading platforms have been closed due to fraud, failure, or security breaches. Investors may have little or no recourse should such theft, fraud, or manipulation occur and could suffer significant losses. Crypto asset trading platforms where the Reference Assets are traded may become subject to enforcement actions by regulatory authorities. The realization of any of these risks could result in a decline in the acceptance of the Reference Assets and consequently a reduction in the value of the Reference Assets, ETFs that seek to track them, and the Fund.

Bitcoin Risk. Bitcoin is a decentralized crypto currency that is not issued or guaranteed by any government or central authority. The value of Bitcoin is highly volatile and subject to rapid and substantial price fluctuations driven by market sentiment, macroeconomic conditions, liquidity constraints, regulatory developments, technological changes, and other factors. Bitcoin markets may be less liquid and more fragmented than traditional securities markets, and trading venues for Bitcoin are generally subject to less regulation and oversight than U.S. securities exchanges. In addition, Bitcoin is subject to risks related to forks, changes to the Bitcoin protocol, cybersecurity incidents, or attacks on the Bitcoin network, any of which could adversely affect its functionality, adoption, or value. Companies that hold Bitcoin may experience significant volatility in their financial condition and market valuation, which may adversely affect the Fund’s investments. The supply of bitcoin is governed by the Bitcoin protocol, which limits the total number of bitcoins that may ever be created to 21 million. New bitcoins are introduced into circulation as block rewards paid to miners, with the issuance rate decreasing over time through periodic “halving” events. Bitcoin does not have a central authority that can modify its supply in response to market conditions, and there is no assurance that the fixed supply model will support long-term value or adoption. Transaction fees, miner incentives, and market demand play a significant role in the economics of the Bitcoin network and may affect the cost, speed, and reliability of bitcoin transactions.

Ether Risk. Ethereum is a decentralized blockchain platform that supports smart contracts and decentralized applications and operates using a proof-of-stake consensus mechanism. The value of Ether, the native crypto currency of the Ethereum network, is highly volatile and may be affected by factors including network usage, transaction fees, technological upgrades, competition from other blockchain platforms, regulatory developments, and market sentiment. The Ethereum network is subject to risks associated with protocol changes, software bugs, network congestion, validator concentration, or failures related to staking mechanisms. In addition, changes to the Ethereum protocol or economic incentives for validators and stakers may have unintended consequences that adversely affect network performance or the value of Ether. Companies that hold Ether may be exposed to both market volatility and operational risks related to network participation.

Solana Risk. Solana is a decentralized blockchain network that supports smart contracts and decentralized applications and operates using a delegated proof-of-stake consensus mechanism. The value of SOL, the native crypto currency of the Solana network, is highly volatile and subject to significant price fluctuations driven by market sentiment, network usage, liquidity conditions, regulatory developments, technological changes, competition from other blockchain platforms, and macroeconomic factors. The Solana network has experienced network outages, performance disruptions, and transaction delays and may experience similar events in the future due to software bugs, protocol changes, validator concentration or misconfiguration, cybersecurity incidents, or other technical or operational issues. These events could adversely affect the functionality, adoption, or market value of SOL. Markets for SOL may be less liquid and more fragmented than traditional securities markets, and trading venues for SOL are generally subject to less regulation and oversight than U.S. securities exchanges. Companies that hold SOL may experience significant volatility in their financial condition and market valuation, which may adversely affect the Fund’s investments.

Risks Related to the Regulation of Reference Assets. Any final determination by a court that any of the Reference Assets or any other digital asset is a “security” or a “commodity” may adversely affect the value of such asset and the value of the Fund’s shares and, if a Reference Asset is not, or cannot, be registered as a security, result in a potential termination of the Fund. Depending on its characteristics, a digital asset may be considered a “security” under the federal securities laws. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Public, though non-binding, statements by senior officials at the SEC have indicated that the SEC did not consider Bitcoin or ETH to be securities, and does not currently consider Bitcoin to be a security. The SEC staff’s guidance regarding whether a digital asset is or is not a security is not determinative or binding and a court may come to a different conclusion. The SEC has brought enforcement actions against the issuers and promoters of several digital assets on the basis that the digital assets in question are securities and has brought enforcement actions against various digital asset trading platforms for allegedly operating unregistered securities exchanges on the basis that certain of the digital assets traded on their platforms are securities. Whether any Reference Asset is a security under the federal securities laws depends on whether it meets the definitions of “security” under the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, including tests developed by the federal courts. If an appropriate court determines that any Reference Asset is a security, the Adviser would not intend to permit the Fund to continue holding its investments in a way that would violate the federal securities laws (and therefore, if necessary, would either dissolve the Fund or potentially seek to operate the Fund in a manner that complies with the federal securities laws).

Digital Assets/Cryptocurrency Market Volatility Risk. The prices of the Reference Assets have historically been highly volatile. The value of the Fund’s exposure to the Reference Assets—and therefore the value of an investment in the Fund—could decline significantly and without warning, including to zero. Trading prices of crypto currencies, and digital assets overall, have experienced steep increases followed by sharp drawdowns multiple times in recent years, and such volatility may persist.

Digital Assets/Cryptocurrency Risk. The performance of the Reference Assets, and consequently the Fund’s performance, is subject to the risks of the digital assets and cryptocurrency markets. The trading prices of many digital assets/cryptocurrency, including the Reference Assets, have experienced extreme volatility in recent periods and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of a Reference Asset, could have a material adverse effect on the value of the Fund’s shares (“Shares”) and the Shares could lose all or substantially all of their value. The value of the Shares is subject to a number of factors relating to the fundamental investment characteristics of each Reference Asset as a digital asset, including the fact that digital assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies. Digital assets represent a new and rapidly evolving industry, and the value of the Shares depends on the acceptance of the Reference Asset. Changes in the governance of a digital asset network may not receive sufficient support from users and miners, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

Cryptocurrencies, such as the Reference Assets, are a subset of digital assets designed to act as a medium of exchange. Despite being referred to as “currencies,” cryptocurrencies are not widely accepted as a means of payment, are not backed by any government or central bank, and are not legal tender.

The value of digital assets is determined by supply and demand in the global markets, which consist primarily of transactions of the respective digital assets on electronic trading platforms or trading venues. Unlike the exchanges for more traditional assets, the regulation of digital asset trading platforms is highly fragmented. Due to the fragmentation and lack of oversight of these trading venues, there is a heightened potential for fraud and manipulation. Regulation in the U.S. is still developing.

Staking and Validator Risk. When the Fund stakes Reference Assets that utilize proof-of-stake consensus (currently, Ethereum and Solana), the assets are subject to risks attendant to staking generally, such as illiquidity, reliance on third-party service providers, slashing, missed rewards, validator problems, and errors. Staking requires that the Fund lock up the staked asset and become subject to an unbonding period to unstake it, during which the Fund cannot sell or transfer the staked asset and remains exposed to market volatility. The unbonding period differs by network and may change over time; currently, unstaking ETH generally involves a multi-day or longer withdrawal process subject to protocol limits and queueing mechanisms, while unstaking SOL typically involves a shorter unbonding period measured in network epochs, but may still delay access to the asset during periods of network congestion or protocol changes. Unbonding times for ETH may be up to several weeks depending on network conditions.

Staking may involve the risk of slashing, which is a penalty imposed on validators for actions that threaten network integrity, such as double-signing, downtime, or malicious activity. Correlated slashing events may result in significant losses. Staking assets may mean less control compared to holding them in a wallet, regulatory risks exist, and that staking yields change largely because the rewards are fixed over time but the amount of capital that participates in staking or lending changes. Staked Reference Assets are also subject to risks associated with technology and security, including validator or custodian failure, smart contract vulnerabilities, governance changes, or network downtime or attacks, any of which could result in a complete or partial loss of the staked asset or rewards.

The Solana and Ethereum networks rely on validators that stake SOL or ETH, respectively, to participate in transaction validation and block production. These networks are subject to risks associated with validator performance, concentration, and behavior. Validators may experience operational failures, software bugs, cybersecurity incidents, or outages that disrupt network operations, delay transaction processing, or impair network functionality. Concentration of staking power among a limited number of validators or staking service providers may reduce network decentralization and increase the risk of governance influence or coordinated behavior.

Validators that fail to comply with protocol rules, whether due to misconfiguration, downtime, or malicious activity, may be subject to penalties, including the loss (“slashing”) of a portion of staked SOL or ETH. Changes to staking mechanics, validator incentive structures, or penalty regimes on the Solana or Ethereum networks may affect validator participation, network security, or transaction processing and could adversely affect the performance of the networks or the market value of SOL or ETH.

Liquidity Risk. Unbonding periods for staked Reference Assets may range from several days to several weeks depending on network conditions. Accordingly, staked assets may not be sold within the typical settlement times of other assets and may be deemed illiquid. The Adviser will manage the Fund’s portfolio assets to be within applicable liquidity limits under the Fund’s liquidity risk management program and will not have more than 15% of the Fund’s net assets in illiquid assets. As a result, the Fund may not be able to achieve its desired level of staking during certain periods. Certain assets held by the Fund, including the Reference Assets, may be difficult to sell during times of market turmoil. Illiquid assets may be difficult to value, especially in changing or volatile markets.

Reference Asset ETF Investing Risk. Issuer-specific attributes related to ETFs in which the Fund may invest may cause an investment held by the Fund to be more volatile than the market generally. When the Fund invests in ETFs, it will incur costs associated with such funds, including management fees and fees and expenses borne by shareholders of such ETFs. The value of an individual security or asset or particular type of security or asset may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. When the Fund invests in ETFs it will incur costs associated with such funds, including management fees and fees and expenses borne by shareholders of such ETFs. The value of shares in an ETF may not replicate the performance of the Reference Asset and the Fund’s investments in the ETFs will not perform exactly the same as the Fund’s direct investments in the Reference Asset.

Risk Factors Related to Digital Assets

•The Reference Asset and investments linked to the Reference Asset are relatively new investments, they present unique and substantial risks, and investing in Reference Assets has been subject to significant price volatility. The trading prices of many digital assets, including the Reference Assets, have experienced extreme volatility in recent periods and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of Reference Assets, could have a material adverse effect on the value of the shares and the shares could lose all or substantially all of their value.

•The value of the Reference Asset has been and may continue to be deeply speculative such that trading and investing in the Reference Asset intraday may not be based on fundamental analysis. Individuals and organizations holding large amounts of the Reference Asset known as “whales” may have the ability to manipulate the price of the Reference Asset. The value of the shares is subject to a number of factors relating to the fundamental investment characteristics of the Reference Assets as a digital asset, including the fact that digital assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies. For example, a blockchain may be subject to attack by a group of miners or validators that possess more than 50% of the blockchain’s hashing power or staked asset. The value of the Fund’s investments in the Reference Asset may be adversely affected by such an attack.

•Digital assets represent a new and rapidly evolving industry, and the value of the shares depends on the acceptance of the Reference Asset.

•Changes in the governance of a digital asset network may not receive sufficient support from users and validators or miners, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

Risk Factors Related to the Digital Asset Platforms

•The value of the Shares relates directly to the value of the Reference Asset, the value of which may be highly volatile and subject to fluctuations due to a number of factors.

•Proposed changes to the Reference Asset blockchain protocol may not be adopted by a sufficient number of users and miners, which may result in competing blockchains with different native crypto assets and sets of participants (known as a “fork”). The value of an investment in the Fund may be negatively impacted by a temporary or permanent “fork”.

•The Reference Asset blockchain protocol may contain flaws that can be exploited by attackers and which may adversely affect the value of Reference Asset and the Fund’s investments. Flaws in the source code for digital assets have been exploited including flaws that disabled some functionality for users, exposed users’ personal information and/or resulted in the theft of users’ digital assets. The cryptography underlying the Reference Asset could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the Reference Asset’s network or take the Trust’s Reference Asset, which would adversely affect the value of the Fund. Exposure of the Reference Asset to instability in other speculative parts of the blockchain and crypto industry, such as through an event that is not necessarily related to the security or utility of Reference Asset blockchain can nonetheless precipitate a significant decline in the price of the Reference Asset and an investment in the Fund.

•As of December 31, 2024, there are over 10,000 alternative digital assets with a total market capitalization of approximately $1.33 trillion. Many consortiums and financial institutions are also researching and investing resources into private or permissioned smart contract platforms. Competition from the emergence or growth of alternative digital assets and smart contracts platforms could have a negative impact on the demand for, and price of, the Reference Asset and thereby adversely affect the value of the Fund.

•Use of the Reference Asset by consumers and institutions as a medium of exchange in commerce may be limited. Banks and other established financial institutions may refuse to process funds for Reference Asset transactions; process wire transfers to or from digital asset platforms, Reference Asset-related companies or service providers; or maintain accounts for persons or entities transacting in the Reference Asset. Processing of transactions in the Reference Asset may be slow, transaction fees may be subject to significant variability. As a result, the price of the Reference Asset may be influenced to a significant extent by speculators and miners, thus contributing to price volatility that makes retailers less likely to accept it as a form of payment in the future.

Risk Factors Related to the Regulation of the Reference Asset

•There are risks regarding new or changing laws and regulations that may affect the use of blockchain technology and/or investments in crypto assets. Digital asset platforms in the U.S. exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of the Reference Asset, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of the Reference Asset, mining activity, digital wallets, the provision of services related to trading and custodying the Reference Asset, the operation of the Reference Asset network, or the digital asset platforms generally. Accordingly, future regulatory changes may have a material adverse impact on the Fund’s investments and its ability to implement its investment strategy.

•If regulators subject the Reference Asset to regulation, this could result in extraordinary expenses that could potentially be borne by The Fund.

•The treatment of digital assets for U.S. federal, state and local income tax purposes is uncertain.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the GSR Crypto Core3 Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The GSR Crypto Core3 Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the GSR Crypto Core3 Subsidiary, will not have all the protections offered to investors in registered investment companies.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement is the sale by the Fund of a security to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that security from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. The Fund will use Reverse Repurchase agreements to maintain its status a regulated investment company under the IRS Code. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

Concentration Risk.  The Fund’s assets will be concentrated in the sector or sectors or industry or group of industries that are assigned to the Reference Assets, which will subject the Fund to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Cyber Security Risk. The Fund and its service providers, such as the custodian, are susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund and its service providers to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss, including loss of the Reference Asset. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through hacking or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Custodian Risk. The Reference Assets and other assets held by the Fund that operate on distributed ledger/blockchain technology can only be transferred by the person holding both the public and private keys to the digital wallet in which the asset is held. The Fund’s Crypto Custodian is in control of the private keys for each of the Fund’s digital wallets. In the event the Crypto Custodian loses sole control of the private keys (e.g., through a data breach or hack), the Fund’s digital assets held by the Crypto Custodian could be lost.

Foreign Securities Risk. To the extent the Fund invests in foreign securities they may be subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

ETF Structure Risk. The Fund is structured as an ETF and is therefore subject to special risks. Such risks include:

Trading Issues Risk. Trading in ETF shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in the ETF’s shares inadvisable, such as extraordinary market volatility. There can be no assurance that an ETF’s shares will continue to meet the listing requirements of its exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for shares of an ETF. In stressed market conditions, the liquidity of shares of an ETF may begin to mirror the liquidity of the ETF’s underlying portfolio holdings, which can be significantly less liquid than shares of the ETF. This adverse effect on liquidity for the ETF’s shares in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Partial Cash Redemption Risk. The Fund intends to redeem Shares partially for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Market Price Variance Risk. The market prices of shares of an ETF will fluctuate in response to changes in the ETF’s NAV, and supply and demand for ETF shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that ETF shares may trade at a discount to NAV. The market price of an ETF’s shares may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the shares of the ETF bought or sold.

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Risk. ETFs have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of an ETF may trade at a material discount to NAV and possibly face delisting: () APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares of an ETF. Due to the costs of buying or selling shares of an ETF, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of an ETF may significantly reduce investment results and an investment in shares of an ETF may not be advisable for investors who anticipate regularly making small investments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Indirect Investment Risk. None of the Reference ETFs or the Reference Assets are affiliated with the Trust, the Adviser, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to IBIT, or any other Reference ETF. None of the Trust, the Fund, the Adviser, or any affiliate are responsible for the performance of the Reference Assets and make no representation as to the performance of the Reference Assets. Investing in the Fund is not equivalent to investing in the Reference Assets. The Fund’s performance is not intended to, nor will it, track the performance of the Reference Assets or any other Reference ETF.

Non-Correlation Risk. The performance of the fund will not, and is not intended to, correlate exactly to the performance of the Reference Assets and will vary somewhat due to factors such as fees and expenses of the Fund, transaction costs, regulatory restrictions, and active management of the Fund’s portfolio, including staking.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Adviser Risk. The Adviser is a new entity formed in 2025 and, as an entity, has not previously managed a registered investment company. As such, the Adviser has no operating history or performance track record and may not achieve the intended result in managing the Fund.

Non-Diversification Risk. Because the Fund is non-diversified, it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Tax Risk. The Fund will qualify as a regulated investment company (a “RIC”) for tax purposes if, among other things, it satisfies a source-of-income test and an asset-diversification test. Investing in digital assets and staking rewards from staking digital assets or derivatives based upon digital assets presents a risk for the Fund because income from such investments would not qualify as good income under the source-of-income test. The Fund will gain exposure to the Reference Assets through investments in the GSR Crypto Core3 Subsidiary, which is intended to provide the Fund with exposure to digital asset returns while enabling the Fund to satisfy source-of-income requirements. There is some uncertainty about how the GSR Crypto Core3 Subsidiary will be treated for tax purposes and thus whether the Fund can maintain exposure to digital asset returns without risking its status as a RIC for tax purposes. Failing to qualify as a RIC for tax purposes could have adverse consequences for the Fund and its shareholders and resulting taxes could substantially reduce the Fund’s net assets and that the Fund could be required to recognize unrealized gains and pay substantial taxes and interest. These issues are described in more detail in the section entitled “ADDITIONAL INFORMATION ABOUT RISK – Tax Risk” below, as well as in the Fund’s SAI.

U.S. Government Securities Risk. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Performance History
As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.
Updated performance information for the Fund, including its current NAV per share, is available by calling toll-free (888) 999-5958.

Investment Adviser

Framework Digital Advisors LLC (the “Adviser”) is the investment adviser to the Fund.

Tuttle Capital Management, LLC (the “Sub-Adviser”) is the investment adviser to the Fund.

Portfolio Managers

Adviser’s Portfolio Manager: Louis Camhi, owner and Chief Investment Officer of the Adviser, has served as the Fund’s portfolio manager since its inception in 2026.

Sub-Adviser’s Portfolio Manager: Matthew Tuttle, Chief Executive Officer of the Sub-Adviser, has served as the Fund’s portfolio manager since its inception in 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on NASDAQ (the “Exchange”). The price of the Fund’s shares is based on market price, and because ETF shares trade at market prices rather than NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.frameworkdigital.io.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals generally will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

The GSR Digital Asset Treasury Companies ETF (the “Fund”) seeks to provide total return by investing in equity securities of companies that hold digital assets in their corporate treasury (“Digital Asset Treasury Companies”).

The GSR Crypto Core3 ETF (the “Fund”) seeks capital appreciation and current income..

The Funds’ investment objectives may be changed by the Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) without shareholder approval upon 60 days’ written notice to shareholders.

ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by APs and only in aggregations of a specified number of shares Creation Units. Also, unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

ADDITIONAL INFORMATION ABOUT RISK

It is important that you closely review and understand the risks of investing in the Funds. The Funds’ NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Funds, and the Funds could underperform other investments. There is no guarantee that the Funds will meet their investment objectives. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks described herein pertain to direct risks of making an investment in the Funds and/or risks of the issuers in which the Funds invest.

Custodian Risk. The Reference Assets and other assets held by the Fund that operate on distributed ledger/blockchain technology can only be transferred by the person holding both the public and private keys to the digital wallet in which the asset is held. The Fund’s Crypto Custodian is in control of the private keys for each of the Fund’s digital wallets. In the event the Crypto Custodian loses sole control of the private keys (e.g., through a data breach or hack), the Fund’s digital assets held by the Crypto Custodian could be lost.

In custodying the Fund's Reference Assets, the Fund’s Crypto Custodian will establish and maintain a “Vault Account” on behalf of the Fund. The Fund’s Reference Assets held by the Crypto Custodian will be credited to the Fund’s Vault Account and held in one or more segregated wallets in the name of the Trust, on behalf of the Fund, controlled and secured by the Crypto Custodian (a “Custody Wallet”). The Crypto Custodian will possess the private keys for each Custody Wallet. The Refrence Assets held in the Custody Wallet will be segregated and kept separate from the assets of the Crypto Custodian and its other custodial clients.

Tax Risk. Each Fund intends to qualify and remain qualified as a RIC under the Code. Each Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements.

With respect to the source-of-income requirement, a Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the items described in clause (i) and clause (ii) collectively are “Good Income”).

With respect to the GSR Crypto Core3 ETF, income from the Reference Assets would not qualify as Good Income because the Reference Asset and other digital assets do not meet the definition for any of the categories of Good Income. On the other hand, the Fund's investments in cash investments will qualify as Good Income. As a general matter of operation, the GSR Crypto Core3 ETF will seek to invest directly in the Reference Assets through investments in its Cayman Subsidiary. The GSR Crypto Core3 Subsidiary is wholly-owned and controlled by the GSR Crypto Core3 ETF. The Fund's investment in the GSR Crypto Core3 Subsidiary is intended to provide the Fund with exposure to Reference Asset returns while enabling the Fund to satisfy source-of-income requirements. The Fund intends to monitor all of its investments carefully to satisfy the source-of-income test. The GSR Crypto Core3 Subsidiary was formed for no other purpose than to satisfy its source-of-income and diversification requirements and is considered a disregarded entity (i.e., all of its holdings and financials will be consolidated into the Fund's holdings and financials) by the Fund for all other purposes, including compliance with the 1940 Act.

Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are Good Income. The Fund has not received such a private letter ruling and is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings. The IRS also recently issued proposed regulations that, if finalized, would generally treat a fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

Based on the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from the GSR Crypto Core3 Subsidiary as Good Income without any private letter ruling from the IRS. The tax treatment of the Fund’s investments in the GSR Crypto Core3 Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is Good Income, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

By keeping its investment in the GSR Crypto Core3 Subsidiary below the 25% limit in clause (ii) of the asset-diversification test, the Fund expects to satisfy the asset-diversification requirement.

As noted above, the GSR Crypto Core3 ETF intends to satisfy both the source-of-income and the asset-diversification requirements by following the plans outlined above, as well as all other requirements needed to maintain its status as a RIC, but it is nonetheless possible that the Fund might lose its status as a RIC. It is also possible that the GSR Digital Asset Treasury Company ETF might lose its status as a RIC if, for whatever reason, it cannot satisfy the requirements to maintain its status as RIC. In such a case, the respective Fund will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2013, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

MANAGEMENT
The Investment Adviser. Framework Digital Advisors LLC (the “Adviser”), 347 5th Avenue, Suite 1402-700, New York, New York 10016, is the investment adviser for the Funds. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company and was organized in 2025.

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Funds (the “Investment Advisory Agreement”), the Adviser is responsible for the day-to-day management of the Funds’ investments. The Adviser also: (i) furnishes the Funds with office space and certain administrative services; (ii) provides guidance and policy direction in connection with its daily management of the Funds’ assets, subject to the authority of the Board. For its services, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly, at the annual rate of each Fund’s average daily net assets as follows:

Fund	Fee
GSR Digital Asset Treasury Companies ETF	1.50%
GSR Crypto Core3 ETF	1.00%

The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the GSR Digital Asset Treasury Companies ETF (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.00% of the daily net assets of the Fund until March 31, 2027, and the Adviser may not terminate this arrangement prior to that date.

This expense limitation agreement may be terminated by the Adviser or the Board of Trustees with respect to the Fund at any time after March 31, 2027. The waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The expense limitation agreement shall terminate automatically upon the termination of the Adviser’s Advisory Agreement with the Trust; provided, however, that the obligation of the Trust to reimburse the Adviser with respect to the Funds shall survive the termination of the expense limitation agreement unless the Board of Trustees and the Adviser agree otherwise.

Manager-of-Managers Structure

The Adviser and the Trust have filed an application for an exemptive order from the SEC that, if granted, will allow the Fund to operate in a “manager of managers” structure whereby the Adviser, as the Fund’s investment adviser, can appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. If granted, the SEC exemptive order will provide the Fund with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.

The use of the Manager of Managers Structure with respect to the Fund will be subject to certain conditions that will be set forth in the SEC exemptive order. Under the Manager of Managers Structure, the Adviser will have the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. The Adviser will also, subject to the review and approval of the Board: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment objective, policies and restrictions. Subject to the review of the Board, the Adviser will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.

As of the date of this prospectus, the SEC has not granted the Adviser’s and Trust’s application for an exemptive order to operate in the Manager of Managers structure, and there is no guarantee that such order will be granted. The Trust and the Adviser will not rely on the exemptive order unless and until such order is granted.

The Sub-Adviser. Tuttle Capital Management, LLC (the “Sub-Adviser”), serves as the investment Sub-Adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and Sub-Adviser (the “Sub-Advisory Agreement”).The Address of the Sub-Adviser is 155 Lockwood Rd., Riverside, Connecticut 06878. The Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Sub-Adviser is a Delaware limited liability company and was organized in 2012.

Sub-Adviser is responsible for the day-to-day management of the portion of the Fund’s portfolio allocated to it by the Adviser, including determining the securities and financial instruments purchased and sold by the Fund, subject to the supervision of the Adviser and the Board.

For its services as sub-adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, which fee is calculated daily and payable monthly, at an annual rate of 0.12% of the average daily net assets of each Fund allocated to the Sub-Adviser.

A discussion regarding the basis for the Board approving the Investment Advisory Agreement for the Funds will be available in the Funds’ semi-annual report to shareholders when that report is available.

Fund Sponsor

GSR Strategies, LLC (“Sponsor”), a Delaware limited liability company, located in Wilmington, Delaware, is the independent sponsor of the ETFs. The research of an affiliate of the Sponsor was used in the creation of the Funds’ trading strategy. The Sponsor does not make nor will it make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds. The Sponsor makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares in particular, or as to the ability of any Fund to meet its investment objective.

The Adviser has entered into an agreement with the Sponsor pursuant to which the Sponsor and the Adviser have jointly assumed the obligation of the Adviser to pay all expenses of the Funds, except excluded expenses. The Sponsor will also provide marketing support for the Funds including, but not limited to providing the Funds with access to and the use of the Sponsor’s marketing capabilities, including leveraging the Sponsor’s expertise in developing marketing strategies and communications through print and electronic media. For its services, the Sponsor is entitled to a fee from the Adviser. The Sponsor does not act as a distributor to the Funds and does not sell shares of the Funds. All Funds are distributed through the Distributor.

The Portfolio Managers

Louis Camhi, owner and Chief Investment Officer ("CIO") of the Adviser, has served as the Funds’ portfolio manager since their inception in 2026. Mr. Camhi, is CIO of RLH Capital, LLC where he is responsible for oversight of all investment management and operational functions on a day-to-day basis. Mr. Camhi previously worked at Citadel as an Analyst, managing a $500 million equity long/short portfolio. Prior to Citadel, Mr. Camhi was a Senior Analyst at Three Corner Global LP, a fundamental long/short equity hedge fund manager. Mr. Camhi started his career at Credit Suisse where he worked as an analyst and was promoted to associate in the Mergers and Acquisitions group. Mr. Camhi received his Bachelor of Science in Finance and Accounting from the Leonard N. Stern School of Business at New York University in 2009.

Matthew Tuttle, Chief Executive Officer of the Sub-Adviser, has served as the Funds’ portfolio manager since their inception in 2026. Matthew Tuttle has been involved in the financial services industry since 1990. He has an MBA in finance from Boston University and is the author of two financial books, Financial Secrets of My Wealthy

Grandparents and How Harvard and Yale Beat the Market. He has been launching and managing ETFs since 2015.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership in the Funds.

The Trust

Each Fund is a series of the ETF Opportunities Trust, an open-end management investment company organized as a Delaware statutory trust on March 18, 2019. The Board supervises the operations of the Funds according to applicable state and federal law, and the Board is responsible for the overall management of the Fund’s business affairs.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the SAI. Complete holdings are published on the Funds’ website on a daily basis. Please visit the Funds’ website at www.frameworkdigital.io. In addition, the Fund’s complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

DISTRIBUTION (12B-1) PLAN

The Board has adopted a Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Funds are authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

HOW TO BUY AND SELL SHARES

Most investors will buy and sell shares of the Funds through broker-dealers at market prices. Shares of the Funds are listed for trading on the Exchange and on the secondary market during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Shares of the Funds are traded under the below listed trading symbols:

Fund	Trading Symbol
GSR Digital Asset Treasury Companies ETF	DATZ
GSR Crypto Core3 ETF	BESO

Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The NAV of the Funds’ shares is calculated at the close of regular trading on the Exchange, generally 4:00 p.m. New York time, on each day the Exchange is open. The NAV of the Funds’ Shares is determined by dividing the total value of the Funds’ portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding of the Funds.

In calculating its NAV, a Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments.

Fair value pricing is used by a Fund when market quotations are not readily available or are deemed to be unreliable or inaccurate based on factors such as evidence of a thin market in the security or a significant event occurring after the close of the market but before the time as of which a Fund’s NAV is calculated. When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

APs may acquire shares directly from a Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 10,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Under normal circumstances, a Fund will pay out redemption proceeds to a redeeming AP within two (2) days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, a Fund reserves the right, including under stressed market conditions, to take up to seven (7) days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. Each Fund anticipates regularly meeting redemption requests primarily through cash redemptions. However, each Fund reserves the right to pay all or portion of the redemption proceeds to an AP in-kind. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.
Each Fund may liquidate and terminate at any time without shareholder approval.
Book Entry
Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from a Fund in Creation Units by APs, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve a Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objectives. However, direct trading by APs is critical to ensuring that shares trade at or close to NAV. Each Fund also employ fair valuation pricing to minimize potential dilution from market timing. In addition, each Fund imposes transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by a Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. The Funds currently intend to create and redeem Creation Units in cash. Satisfying redemptions in cash may result in the Fund selling portfolio securities to obtain cash to meet net Fund redemptions which can have an adverse tax impact on taxable shareholders. These sales may generate taxable gains for the ongoing shareholders of the Fund. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions. In the event that a Fund redeems Creation Units in-kind, the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the GSR Crypto Core3 ETF and annually for the GSR Digital Asset Treasury Companies ETF. Each Fund will distribute its net realized capital gains, if any, to shareholders annually. Each Fund may also pay a special distribution at the end of a calendar year to comply with U.S. federal income tax requirements.

No dividend reinvestment service is provided by the Funds. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

Taxes
As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

-The Fund makes distributions,
-You sell your shares listed on the Exchange, and
-You purchase or redeem Creation Units.

Taxes on Distributions
Distributions from a Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other requirements), if any, generally are subject to U.S. federal income tax for U.S. non-corporate shareholders who satisfy those requirements with respect to their shares at the rate for net capital gain. A part of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to U.S. corporations (the eligible portion may not exceed the aggregate dividends a Fund receives from domestic corporations subject to U.S. federal income tax (excluding REITs) and excludes dividends from foreign corporations)- subject to similar requirements. However, dividends a U.S. corporate shareholder deducts pursuant to that deduction are subject indirectly to the U.S. federal alternative minimum tax. Note that in light of the Fund’s investment objectives, it does not expect a large portion of its dividends from the Fund’s net investment income to qualify as “qualified dividend income” or qualify for the dividends-received deduction.

A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses, affect the Fund’s performance.

In general, distributions received from a Fund are subject to U.S. federal income tax when they are paid, whether taken in cash or reinvested in the Fund (if that option is available). Distributions reinvested in additional shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares in the Fund.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.
Each Fund is required to backup withhold 24% of your distributions and redemption proceeds if you have not provided the Fund with a correct taxpayer identification number (which generally is a Social Security number for individuals) in the required manner and in certain other situations.

Taxes on Exchange-Listed Share Sales
Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any cash it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash received. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax adviser with respect to whether the wash sale rules apply and when a loss might not be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Taxes” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the IRS.

At the time this prospectus was prepared, there were various legislative proposals under consideration that would amend the Internal Revenue Code. At this time, though, it is not possible to determine whether any of these proposals will become law and how these changes might affect the Fund or its shareholders.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Taxes” in the SAI for more information.

FUND SERVICE PROVIDERS

Commonwealth Fund Services, Inc. (the “Administrator”) is the Fund’s administrator. The firm is primarily in the business of providing administrative services to retail and institutional mutual funds and exchange-traded funds.

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as the Fund’s fund accountant and transfer agent, and it provides certain other services to the Fund not provided by the Administrator. U.S. Bancorp is primarily in the business of providing administrative, fund accounting services to retail and institutional exchange-traded funds and mutual funds.

As transfer agent, U.S. Bancorp, has, among other things, agreed to: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts.

U.S. Bank N.A. acts as custodian for the Fund. As such, U.S. Bank N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Trust. U.S. Bank N.A. does not exercise any supervisory function over management of the Fund, the purchase and sale of securities, or the payment of distributions to shareholders.

Anchorage Digital Bank National Association serves as the GSR Crypto Core3 ETF's (and is wholly-owned subsidiary’s) custodian with respect to the relevant Reference Asset and related assets.

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.

Practus, LLP serves as legal counsel to the Trust and the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering
The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Premium/Discount Information
When available, information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund will be available at www.frameworkdigital.io.

FINANCIAL HIGHLIGHTS

Because the Funds have not yet commenced operations as of the date hereof, no financial highlights are available. In the future, financial highlights will be presented in this section of the Prospectus.

FOR MORE INFORMATION

You will find more information about the Fund in the following documents:

Statement of Additional Information: For more information about the Funds, you may wish to refer to the Funds’ SAI dated February 17, 2026, as amended March 24, 2026, which is on file with the SEC and incorporated by reference into this prospectus.

Annual/Semi-Annual Reports: Additional information about the Funds’ investments, once available, will be available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.  In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

You can obtain a free copy of the SAI, annual and semi-annual reports, and other information, such as the Funds’ financial statements, by writing to the GSR ETFs, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll free at (888) 999-5958, or by e-mail at: mail@ccofva.com. The Funds’ annual and semi-annual reports, prospectus and SAI are all available for viewing/downloading at www.frameworkdigital.io. General inquiries regarding the Funds may also be directed to the above address or telephone number.

Copies of these documents and other information about the Funds is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act File No. 811-23439)